UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Information Required in Proxy Statement

Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒     Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-12

Climate Change Crisis Real Impact I Acquisition Corporation

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

On April 7, 2021, EVgo Holdings, LLC (“EVgo”) published a press release announcing the nomination of two board members to join the board of directors upon the closing of its business combination with Climate Change Crisis Real Impact I Acquisition Corporation, which is being filed herewith as a soliciting material.

CRIS

PRNewswire

April 7, 2021 at 7:30 a.m. ET

EVgo Announces Nomination of Former Transportation Secretary Rodney Slater and Google Sustainability Officer Kate Brandt to Join its Post-Merger Public Company Board of Directors

LOS ANGELES – April 7, 2021 - EVgo, the nation’s largest and only 100% renewable electricity-powered public fast charging network for electric vehicles (EVs), today announced the nomination of Secretary Rodney Slater, Partner at Squire Patton Boggs LLP and U.S. Secretary of Transportation under President Bill Clinton, and Kate Brandt, Google’s Sustainability Officer and Federal Chief Sustainability Officer under President Obama, to join its Board of Directors upon the closing of its previously announced business combination with Climate Change Crisis Real Impact I Acquisition Corporation (“CRIS”).

“We are thrilled to partner with these preeminent leaders with extensive private and public experience in transportation and sustainability to propel EVgo’s strategy and growth initiatives,” said David Nanus, EVgo Chairman and Co-Head of Private Equity at LS Power, the owner of EVgo.

“Secretary Slater, having served as a leader at the highest levels in both the public and private sectors, has unparalleled experience in transportation infrastructure and policy, and can provide invaluable insight to the EVgo board as it works to advance EVgo’s mission to expedite mass adoption of EVs by creating a convenient, reliable and affordable EV charging network that delivers fast charging to everyone,” Nanus said.

“Kate has been a leader in the drive toward sustainability and decarbonization for years, and her unique perspectives, developed through her role at Google overseeing sustainability for one of the world’s largest and most recognizable brands and during her previous service as United States’ first Federal Chief Sustainability Officer, make her an outstanding addition to the EVgo board,” Nanus said.

“Today’s announcement demonstrates EVgo’s commitment to assembling a high-quality Board of Directors comprised of seasoned leaders with deeply relevant expertise to advance EVgo’s position as a leading provider of essential infrastructure to enable the transition to clean mobility,” said Cathy Zoi, CEO of EVgo.

Board Nominee Experience Detail

Rodney Slater currently serves as a Partner at Squire Patton Boggs (US) LLP, where he leads the firm’s transportation practice, and has served since 2001. Prior to that, he served as the 13th United States Secretary of Transportation under President Bill Clinton from 1997 to 2001. In that capacity, Secretary Slater oversaw several significant legislative initiatives, including the Transportation Equity Act for the 21st Century (TEA-21) and the Wendell H. Ford Aviation Investment Reform Act. Prior to that, Secretary Slater held a number of positions in federal and state government related to transportation. He received a B.S. from Eastern Michigan University, a J.D. from the University of Arkansas and completed additional studies through the Advanced Leadership Initiative program at Harvard University in 2011. Secretary Slater is a director of Verizon Communications Inc., chairman of the board of directors of the Squire Patton Boggs Foundation and previously served as a director of Kansas City Southern and Transurban Group.

Kate Brandt currently serves as Google’s Sustainability Officer, where she leads sustainability across Google’s worldwide operations, products and supply chain. Prior to Google, Ms. Brandt served as the United States’ first Federal Chief Sustainability Officer. In that capacity, she was responsible for promoting sustainability across Federal Government operations including 360,000 buildings, 650,000 vehicles, and $445 billion annually in purchased goods and services. Prior to that, Ms. Brandt held senior roles at the Departments of Energy and Defense. She received an A.B., with honors, from Brown University and an M.Phil. in International Relations from the University of Cambridge, where she was a Gates Cambridge Scholar. She serves on the boards of BSR, The Institute at Brown for Environment and Society, The Roosevelt Institute, and the Corporate Eco Forum. Ms. Brandt serves as a Strategic Advisor to LS Power and is being nominated to the EVgo board of directors in connection with her Strategic Advisor services to LS Power.

About EVgo

EVgo is the nation’s largest public fast charging network for electric vehicles, and the first to be powered by 100% renewable energy. With more than 800 fast charging locations in 65 metropolitan areas across 34 states, EVgo owns and operates the most public fast charging locations in the US. and serves more than 235,000 customers. Founded in 2010, EVgo leads the way on transportation electrification, partnering with automakers; fleet and rideshare operators; retail hosts such as hotels, shopping centers, gas stations and parking lot operators; and other stakeholders to deploy advanced charging technology to expand network availability and make it easier for all Americans to enjoy the benefits of driving an EV. As a charging technology first mover, EVgo works closely with business and government leaders to accelerate the ubiquitous adoption of EVs by providing a reliable and convenient charging experience close to where drivers live, work and play, whether for a daily commute or a commercial fleet. EVgo’s parent company is LS Power, a New York-headquartered development, investment and operating company focused on leading edge solutions for the North American power and energy infrastructure sector. For more information visit evgo.com and lspower.com.

About LS Power

LS Power is a development, investment and operating company focused on the North American power and energy infrastructure sector. Since its inception in 1990, LS Power has developed, constructed, managed or acquired more than 45,000 MW of power generation, including utility-scale solar, wind, hydro, natural gas-fired and battery energy storage projects, and has developed more than 660 miles of high voltage electric transmission. Additionally, LS Power actively invests in businesses focused on renewable energy and renewable fuels, as well as distributed energy resource platforms, such as CPower Energy Management and EVgo. Across its efforts, LS Power has raised in excess of $46 billion in debt and equity capital to support North American infrastructure. For more information, please visit www.lspower.com/

About CRIS

CRIS is a special-purpose acquisition company (SPAC) formed to identify and acquire a scalable company making significant contributions to the fight against the climate crisis. CRIS is co-sponsored by private funds affiliated with Pacific Investment Management Company LLC (PIMCO), which has more than $640 billion in sustainability investments across its portfolios. CRIS is led by a seasoned operations and leadership team that has decades of experience at the intersection of climate change and capitalism, and includes veterans from NRG, Credit Suisse, General Electric and Green Mountain Power. For more information, please visit www.climaterealimpactsolutions.com/

Important Information About the Business Combination and Where to Find It

In connection with the proposed business combination, CRIS (i) filed an amended preliminary proxy statement on April 6, 2021 and (ii) expects to file a definitive proxy statement, in each case, with the Securities and Exchange Commission (“SEC”). The definitive proxy statement and other relevant documents will be sent or given to the stockholders of CRIS as of the record date established for voting on the proposed business combination and will contain important information about the proposed business combination and related matters. Stockholders of CRIS and other interested persons are advised to read the preliminary proxy statement and any amendments thereto and, once available, the definitive proxy statement, in connection with CRIS’s solicitation of proxies for the meeting of stockholders to be held to approve, among other things, the proposed business combination because the proxy statement will contain important information about CRIS, EVgo and the proposed business combination. When available, the definitive proxy statement will be mailed to CRIS’s stockholders as of a record date to be established for voting on the proposed business combination. Stockholders will also be able to obtain copies of the proxy statement, without charge, once available, at the SEC’s website at www.sec.gov/ or by directing a request to: Climate Change Crisis Real Impact I Acquisition Corporation, 300 Carnegie Center, Suite 150 Princeton, NJ 08540, Attention: Secretary, telephone: (212) 847-0360. The information contained on, or that may be accessed through, the websites referenced in this press release is not incorporated by reference into, and is not a part of, this press release.

Participants in the Solicitation

CRIS, EVgo and their respective directors and executive officers may be deemed participants in the solicitation of proxies from CRIS’s stockholders in connection with the business combination. CRIS’s stockholders and other interested persons may obtain, without charge, more detailed information regarding the directors and officers of CRIS in CRIS’s amended preliminary proxy statement filed with the SEC on April 6, 2021 in connection with the proposed business combination. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to CRIS’s stockholders in connection with the proposed business combination is set forth in the preliminary proxy statement for the proposed business combination. Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed business combination is also included in the preliminary proxy statement that CRIS has filed with the SEC.

Forward-Looking Statements

This press release includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. All statements, other than statements of present or historical fact included in this press release, regarding CRIS’s proposed business combination with EVgo, CRIS’s ability to consummate the transaction, the benefits of the transaction and the combined company’s future financial performance, as well as EVgo's and the combined company’s strategy, future operations, estimated financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of the respective management of CRIS and EVgo and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of CRIS or EVgo. Potential risks and uncertainties that could cause the actual results to differ materially from those expressed or implied by forward-looking statements include, but are not limited to, changes in domestic and foreign business, market, financial, political and legal conditions; the inability of the parties to successfully or timely consummate the business combination, including the risk that any regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the business combination or that the approval of the stockholders of CRIS or EVgo is not obtained; failure to realize the anticipated benefits of business combination; risk relating to the uncertainty of the projected financial information with respect to EVgo; the amount of redemption requests made by CRIS’s stockholders; the overall level of consumer demand for EVgo’s products; general economic conditions and other factors affecting consumer confidence, preferences, and behavior; disruption and volatility in the global currency, capital, and credit markets; the financial strength of EVgo’s customers; EVgo’s ability to implement its business strategy; changes in governmental regulation, EVgo’s exposure to litigation claims and other loss contingencies; disruptions and other impacts to EVgo’s business, as a result of the COVID-19 pandemic and government actions and restrictive measures implemented in response; stability of EVgo’s suppliers, as well as consumer demand for its products, in light of disease epidemics and health-related concerns such as the COVID-19 pandemic; the impact that global climate change trends may have on EVgo and its suppliers and customers; EVgo’s ability to protect patents, trademarks and other intellectual property rights; any breaches of, or interruptions in, CRIS’s information systems; fluctuations in the price, availability and quality of electricity and other raw materials and contracted products as well as foreign currency fluctuations; changes in tax laws and liabilities, tariffs, legal, regulatory, political and economic risks. More information on potential factors that could affect CRIS’s or EVgo’s financial results is included from time to time in CRIS’s public reports filed with the SEC, including its Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K as well as the preliminary and the definitive proxy statements that CRIS has filed or intends to file with the SEC in connection with CRIS’s solicitation of proxies for the meeting of stockholders to be held to approve, among other things, the proposed business combination. If any of these risks materialize or CRIS’s or EVgo’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither CRIS nor EVgo presently know, or that CRIS and EVgo currently believe are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect CRIS’s and EVgo’s expectations, plans or forecasts of future events and views as of the date of this press release. CRIS and EVgo anticipate that subsequent events and developments will cause their assessments to change. However, while CRIS and EVgo may elect to update these forward-looking statements at some point in the future, CRIS and EVgo specifically disclaim any obligation to do so, except as required by law. These forward-looking statements should not be relied upon as representing CRIS’s or EVgo’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Contacts:

EVgo

For Investors:

EVgoIR@icrinc.com

For Media:

EVgoPR@icrinc.com

LS Power

Steven Arabia

Director, Government Affairs & Media Relations

sarabia@lspower.com

609-212-3857

Climate Real Impact Solutions

For Investors:

Daniel Gross

dan.gross@climaterealimpactsolutions.com

For Media:

Isaac Steinmetz

Director of Media Relations

cris@antennagroup.com

646-883-3655

4